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                                                                       EXHIBIT 1

                       DIRECTORS AND EXECUTIVE OFFICERS OF
                        THE ST. PAUL COMPANIES, INC. AND
                   ST. PAUL FIRE AND MARINE INSURANCE COMPANY

The names and present principal occupations of the directors and executive officers of The St. Paul Companies, Inc. and St. Paul Fire and Marine Insurance Company are set forth below. During the last five years, none of the individuals has been convicted in any criminal proceeding (excluding traffic violations and similar misdemeanors) or has been a party to any civil proceeding of a judicial or administrative body as a result of which such person was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding violations with respect to such laws. All of the individuals listed below are citizens of the United States except David John, who is a citizen of the United Kingdom.

THE ST. PAUL COMPANIES, INC.

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
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
                                                                                                DESCRIPTION OF ANY
                                                                                                    CONTRACT,
                                                                                                   ARRANGEMENT,
                                                                                SHARES OF        UNDERSTANDING OR
                                          PRESENT                                 SELECT        RELATIONSHIP WITH
                                         PRINCIPAL                               COMFORT          RESPECT TO ANY
                      POSITION WITH    OCCUPATION OR                           BENEFICIALLY       SECURITIES OF
        NAME           THE ST. PAUL     EMPLOYMENT       BUSINESS ADDRESS         OWNED           SELECT COMFORT
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Carolyn Hogan Byrd    Director        Chairman and     Globaltech Financial   0               None
                                      Chief            2839 Paces Ferry
                                      Executive        Road,
                                      Officer,         Suite 810
                                      Globaltech       Atlanta, GA  30339
                                      Financial
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
John H. Dasburg       Director        President and    Burger King            0               None
                                      Chief            Corporation
                                      Executive        17777 Old Cutler Road
                                      Officer,         Miami, FL  33157
                                      Burger King
                                      Corporation
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Janet M. Dolan        Director        President and    Tennant Company        0               None
                                      Chief            701 N. Lilac Drive
                                      Executive        Minneapolis, MN
                                      Officer,         55422
                                      Tennant Company
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Kenneth Marc          Director        Chairman and     The Duberstein Group   0               None
Duberstein                            Chief            2100 Pennsylvania
                                      Executive        Ave. NW, Suite 500
                                      Officer, The     Washington, DC 20037
                                      Duberstein
                                      Group
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Jay Steven Fishman    Chairman,       Chairman,        385 Washington Street  0               None
                      President,      President, CEO   St. Paul, MN 55102
                      CEO and         and Director
                      Director        of The St. Paul
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Pierson MacDonald     Director        Retired          4900 IDS Center        0               None
Grieve                                Chairman and     80 South 8th Street
                                      Chief            Minneapolis, MN 55402
                                      Executive
                                      Officer,
                                      Ecolab, Inc.
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Thomas R. Hodgson     Director        Former           225 E. Deerpath        0               None
                                      President and    Suite 222
                                      Chief            Lake Forest, IL 60045
                                      Operating
                                      Officer,
                                      Abbott
                                      Laboratories
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
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
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Sir David G. John,    Director        Chairman, The    The BOC Group          0               None
KCMG                                  BOC Group PLC    Chertsey Road
                                                       Windlesham
                                                       Surrey GU20 6HG
                                                       England
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
William Hugh Kling    Director        President,       Minnesota Public       0               None
                                      Minnesota        Radio
                                      Public Radio,    45 E. 7th Street
                                      President,       St. Paul, MN 55101
                                      Minnesota
                                      Communications
                                      Group and
                                      President,
                                      Greenspring
                                      Company
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
John A. MacColl       Vice            Vice Chairman    385 Washington Street  0               None
                      Chairman,       and General      St. Paul, MN 55102
                      General         Counsel of The
                      Counsel, and    St. Paul
                      Director
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Bruce King MacLaury   Director        President        5109 Yuma Place, NW    0               None
                                      Emeritus, The    Washington, DC 20016
                                      Brookings
                                      Institution
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Glen D. Nelson        Director        Vice Chairman,   Medtronic, Inc.        0               None
                                      Medtronic, Inc.  710 Medtronic Pkwy. NE
                                                       Minneapolis, MN 55432
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Gordon M. Sprenger    Director        President and    Allina Health          0               None
                                      Chief            Systems, Inc.
                                      Executive        P.O. Box 9310
                                      Officer,         Minneapolis,
                                      Allina Health    MN 55440-9310
                                      Systems, Inc.
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Bruce Allen Backberg  Senior Vice     Senior Vice      385 Washington Street  0               None
                      President &     President &      St. Paul, MN 55102
                      Corporate       Corporate
                      Secretary       Secretary of
                                      The St. Paul
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Andy F. Bessette      Senior Vice     Senior Vice      385 Washington Street  0               None
                      President -     President -      St. Paul, MN 55102
                      Chief           Chief
                      Administrative  Administrative
                      Officer         Officer of The
                                      St. Paul
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Thomas Andrew         Chief           Chief            385 Washington Street  0               None
Bradley               Financial       Financial        St. Paul, MN 55102
                      Officer         Officer of The
                                      St. Paul
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
John P. Clifford,     Senior Vice     Senior Vice      385 Washington Street  0               None
Jr.                   President -     President -      St. Paul, MN 55102
                      Human           Human
                      Resources       Resources of
                                      The St. Paul
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Laura L. Gagnon       Vice            Vice             385 Washington Street  0               None
                      President-      President-       St. Paul, MN 55102
                      Finance         Finance
                      & Investor      & Investor
                      Relations       Relations of
                                      The St. Paul
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
William Heyman        Executive       Executive Vice   385 Washington Street  0               None
                      Vice            President -      St. Paul, MN 55102
                      President -     Investments of
                      Investments     The St. Paul
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
John Charles Treacy   Vice            Vice President   385 Washington Street  0               None
                      President -     - Corporate      St. Paul, MN 55102
                      Corporate       Controller of
                      Controller      The St. Paul
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Timothy Michael       Executive       Executive Vice   385 Washington Street  0               None
Yessman               Vice            President -      St. Paul, MN 55102
                      President -     Claim of The
                      Claim           St. Paul
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
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ST. PAUL FIRE AND MARINE INSURANCE COMPANY

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
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
                                                                                                DESCRIPTION OF ANY
                                                                                                     CONTRACT,
                                                                                                    ARRANGEMENT,
                                           PRESENT                             SHARES OF         UNDERSTANDING OR
                                          PRINCIPAL                             SELECT           RELATIONSHIP WITH
                                         OCCUPATION                             COMFORT            RESPECT TO ANY
                         POSITION            OR                                BENEFICIALLY         SECURITIES OF
       NAME              WITH F&M        EMPLOYMENT       BUSINESS ADDRESS       OWNED              SELECT COMFORT
--------------------- --------------- --------------- ---------------------- --------------- -----------------------
Bruce Allen Backberg  Sr. Vice        Sr. Vice         385 Washington Street  0               None
                      President &     President &      St. Paul, MN 55102
                      Corporate       Corporate
                      Secretary       Secretary of
                                      F&M
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Thomas Andrew         Chief           Chief            385 Washington Street  0               None
Bradley               Financial       Financial        St. Paul, MN 55102
                      Officer         Officer of F&M
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Jay Steven Fishman    Chairman,       Chairman,        385 Washington Street  0               None
                      President,      President, CEO   St. Paul, MN 55102
                      CEO and         and Director
                      Director        of F&M
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
William Heyman        Executive       Executive Vice   385 Washington Street  0               None
                      Vice            President,       St. Paul, MN 55102
                      President,      Chief
                      Chief           Investment
                      Investment      Officer of F&M
                      Officer
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Robert Jule           Executive       Executive Vice   385 Washington Street  0               None
Lamendola             Vice            President and    St. Paul, MN 55102
                      President and   Director of F&M
                      Director
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
John A. MacColl       Executive       Executive Vice   385 Washington Street  0               None
                      Vice            President,       St. Paul, MN 55102
                      President,      General
                      General         Counsel, and
                      Counsel and     Director of F&M
                      Director
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
T. Michael Miller     Executive       Executive Vice   385 Washington Street  0               None
                      Vice            President and    St. Paul, MN 55102
                      President and   Director of F&M
                      Director
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Kent D. Urness        Executive       Executive Vice   385 Washington Street  0               None
                      Vice            President and    St. Paul, MN 55102
                      President and   Director of F&M
                      Director
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Timothy Michael       Executive       Executive Vice   385 Washington Street  0               None
Yessman               Vice            President and    St. Paul, MN 55102
                      President and   Director of F&M
                      Director
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Marita Zuraitis       Executive       Executive Vice   385 Washington Street  0               None
                      Vice            President and    St. Paul, MN 55102
                      President and   Director of F&M
                      Director
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
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